UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2018

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

001-33497	71-0869350
(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) & (c)  On June 7, 2018, the Board of Directors (the “Board”) of Amicus Therapeutics, Inc. (the “Company”) appointed Samantha Prout, the Company’s Controller, as Principal Accounting Officer. Ms. Prout joined the Company in March 2018 after previously spending three years at NRG Energy, first as Controller for Home Solar then as Director of Financial Reporting. Prior to joining NRG Energy, Ms. Prout spent 15 years at KPMG, the final nine as an Audit Senior Manager.

There are no family relationships between Ms. Prout and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There is no arrangement or understanding between Ms. Prout and any other person pursuant to which Ms. Prout was appointed as Principal Accounting Officer of the Company. Ms. Prout has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and Ms. Prout has not entered into any material plan, contract, arrangement or amendment in connection with her appointment as Principal Accounting Officer.

In connection with the appointment of Ms. Prout, Ms. Daphne Quimi will no longer serve as the Company’s Principal Accounting Officer as she transitions into her new role within the Company as Senior Vice President of Corporate Affairs.

(d)                              On June 7, 2018, Bradley L. Campbell was elected to the Board as a Class I director for an initial term expiring at the annual meeting of stockholders in 2020. Mr. Campbell joins the Board as a non-independent director and is not expected to serve on any Board committees at this time.

An employee of the Company since 2006, Mr. Campbell has served as the Company’s President since January 2015 and was promoted to Chief Operating Officer (“COO”) in December 2013 following a successful two years as the Company’s Chief Business Officer. Mr. Campbell will continue to serve as the Company’s President and COO as a Director. Currently, Mr. Campbell serves as a member of the board of directors for Progenics Pharmaceuticals and is also a member of the BioNJ board and the National Tay-Sachs and Allied Diseases Association.

There is no arrangement or understanding between Mr. Campbell and any other person pursuant to which Mr. Campbell was selected as a director. Mr. Campbell has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and Mr. Campbell has not entered into any material plan, contract, arrangement or amendment in connection with his selection as director of the Company.

(e)                                     On June 7, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Amicus Therapeutics 2007 Equity Incentive Plan (as amended and restated, the “Plan”). The amendment to the Plan makes an additional 5,000,000 shares of the Company’s common stock available for issuance as equity awards. This summary is qualified in its entirety by the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and also incorporated herein by reference.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws.

 5.03.                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2018 at the Company’s Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue from 250,000,000 shares to 500,000,000 shares. The increase in the number of authorizes shares of the Company’s common stock was effectuated pursuant to a Certificate of Amendment (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 8, 2018 and was effective as of such date. A copy of this Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the Company’s stockholders elected Donald J. Hayden, Jr. and Craig A. Wheeler as Class II directors to serve a three-year term expiring at the 2021 Annual Meeting of Stockholders or until their respective successors have been elected. In addition, the stockholders (i) approved an amendment to the Company’s Charter to increase the number of shares of common stock, par value $.01 per share, that the Company is authorized to issue from 250,000,000 shares to 500,000,000, (ii) approved the Amended and Restated 2007 Equity Incentive Plan, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and (iv) approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The final voting results on these matters were as follows:

1.                                            Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald J. Hayden, Jr.	151,868,961	1,208,106	12,263,785
Craig A. Wheeler	136,489,036	16,588,031	12,263,785

2.                                            Approval of the Certificate of Amendment to the Restated Certificate of Incorporation.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
143,547,647	21,629,793	163,412	0

3.                                            Approval of the Amended and Restated 2007 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
129,235,375	23,711,056	130,636	12,263,785

4.                                            Ratification of Ernst & Young LLC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
164,975,567	232,871	132,414	0

5.                                            Approval, on an advisory basis, of the Company’s executive compensation.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
149,046,679	3,949,822	80,566	12,263,785

Item 8.01.  Other Events.

On June 8, 2018, the Company issued a press release announcing the appointment of Bradley L. Campbell to the Board of Directors and re-election of directors Donald J. Hayden, Jr. and Craig A. Wheeler. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation.
10.1	Amended and Restated 2007 Equity Incentive Plan.
99.1	Press Release dated June 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: June 8, 2018	By:	/s/ Ellen S. Rosenberg
	Name:	Ellen S. Rosenberg
	Title:	General Counsel and Corporate Secretary